UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

HSBC Auto Receivables Corporation

(Exact name of the registrant as specified in its charter)

Nevada	333-131714	36-4220459
(State or other jurisdiction of incorporation of registrant)	(Commission File Number of registrant)	(I.R.S. Employer Identification No. of registrant)
1111 Town Center Drive Las Vegas, Nevada		89144
(Address of principal executive offices of registrant)		Zip Code

Registrant's telephone number, including area code (702) 243-1241
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

At 1:00 p.m. CST on June 13, 2007, HSBC Auto Receivables Corporation, a Nevada Corporation, the registrant and depositor identified in a registration statement on Form S-3 (File No. 333-131714) relating to the issuance of certain auto loan asset-backed securities, held an investor conference call providing general information concerning the HSBC Auto Finance operations for certain investors. A copy of the investor presentation which was provided via email transmission to the investors participating in the conference call is included in this Form 8-K as Exhibit 99.1

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.
	Exhibit No.	Description
	99.1	Investor Presentation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTO RECEIVABLES CORPORATION, registrant
By: /s/ Steven H. Smith Name: Steven H. Smith Title: Vice President and Assistant Treasurer
Dated: June 18, 2007

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation.

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